UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2013

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2013, pursuant to three purchase and sale agreements between three subsidiaries of CNL Lifestyle Properties, Inc. (the “Company”), respectively, as seller, and Health Care REIT, Inc. (“HCN”), as purchaser, the Company completed its sale to HCN of all of its interests in three joint ventures with Sunrise Senior Living Investments, Inc. (“Sunrise”) for a sales price of approximately $195.4 million, including transaction costs (the “Sunrise Joint Ventures Disposition”). The Sunrise Joint Ventures Disposition was effectuated pursuant to: (i) a Purchase and Sale Agreement between CLP SL II Holding, LLC, a subsidiary of the Company, as seller, and HCN, as purchaser, dated December 18, 2012 with respect to the CLPSUN Partners II, LLC joint venture (the “CNLSun II Venture”); (ii) a Purchase and Sale Agreement between CLP SL III Holding, LLC, a subsidiary of the Company, as seller, and HCN, as purchaser, dated December 18, 2012 with respect to the CLPSUN Partners III, LLC joint venture (the “CNLSun III Venture”); and (iii) a Purchase and Sale Agreement between CLP Senior Holding, LLC, an affiliate of the Company, as seller, and HCN, as purchaser, dated December 18, 2012 with respect to the CC3 Acquisition, LLC joint venture (the “CNLSun I Venture” and, collectively with the CNLSun II Venture and CNLSun III Venture, the “CNL Sunrise Joint Ventures”). The Company’s entrance into these purchase and sale agreements was previously reported by the Company in a Form 8-K filing with the U.S. Securities and Exchange Commission on December 21, 2012. The CNL Sunrise Joint Ventures owned an aggregate of 42 senior housing communities in the U.S.

The Sunrise Joint Ventures Disposition was a result of the intent to exercise purchase options under each of the agreements for the CNL Sunrise Joint Venture (the “CNL Sunrise Joint Venture Agreements”) and HCN’s merger with Sunrise in January 2013 and was conditioned upon the Company’s receipt of certain proceeds as set forth in each of the CNL Sunrise Joint Venture Agreements. Through and as a result of the Sunrise Joint Ventures Disposition, the Company and its subsidiaries are no longer responsible for the payment of any loans related to the CNL Sunrise Joint Ventures.

The following contains more detailed information regarding each of the CNL Sunrise Joint Ventures:

CNL Sun I Venture

On January 10, 2011, pursuant to an agreement entered into with US Assisted Living Facilities III, Inc., an affiliate of an institutional investor (the “Sunrise CC3 Seller”), and Sunrise, the Company acquired an ownership interest in 29 senior living communities (the “CNLSun I Communities”) through the formation of the CNL Sun I Venture by the Company and Sunrise. The Company acquired 60.0% of the membership interests in CNLSun I Venture for an equity contribution of approximately $134.3 million, including certain transactional and closing costs. Sunrise contributed cash and its interest in the previous joint venture with the Sunrise CC3 Seller for a 40.0% membership interest in the CNLSun I Venture.

The following are the communities held by the CNLSun I Venture, their location and number of units:

CNLSun I Communities	Location	Units
Sunrise of Alta Loma	Rancho Cucamonga, California	59
Sunrise of Basking Ridge	Basking Ridge, New Jersey	77
Sunrise of Belmont	Belmont, California	78
Sunrise of Chesterfield	Chesterfield, Missouri	74
Sunrise of Claremont	Claremont, California	54
Sunrise of Crystal Lake	Crystal Lake, Illinois	58
Sunrise of Dix Hills	Dix Hills, New York	76
Sunrise of East Meadow	East Meadow, New York	82
Sunrise of East Setauket	East Setauket, New York	82
Sunrise of Edgewater	Edgewater, New Jersey	70
Sunrise of Flossmoor	Flossmoor, Illinois	62
Sunrise of Gahanna	Gahanna, Ohio	50
Sunrise of Gurnee	Gurnee, Illinois	59
Sunrise of Holbrook	Holbrook, New York	79
Sunrise of Huntington Common	Kennebunk, Maine	180
Sunrise of Lincroft	Lincroft, New Jersey	60
Sunrise of Marlboro	Marlboro, New Jersey	63

CNLSun I Communities	Location	Units
Sunrise of Montgomery Village	Montgomery Village, Maryland	141
Sunrise of Naperville North	Naperville, Illinois	77
Sunrise of Plainview	Plainview, New York	51
Sunrise of Roseville	Roseville, Minnesota	77
Sunrise of Schaumburg	Schaumburg, Illinois	82
Sunrise of Silver Spring	Silver Spring, Maryland	65
Sunrise of Tustin	Santa Ana, California	48
Sunrise of University Park	Colorado Springs, Colorado	53
Sunrise of West Babylon	West Babylon, New York	79
Sunrise of West Bloomfield	West Bloomfield, Michigan	52
Sunrise of West Hills	West Hills, California	65
Sunrise of Weston	Weston, Massachusetts	29

		2,082

CNLSun II Venture

On August 2, 2011, pursuant to agreements with Metropolitan Connecticut Property Ventures, LLC, an affiliate of MetLife, Inc. (the “Sunrise II Seller”), and Sunrise, the Company acquired an ownership interest in a portfolio of six senior living properties (the “Sunrise II Communities”) through the formation by the Company and Sunrise of the CNLSun II Venture. The Company acquired 70.0% of the membership interests in the CNLSun II Venture for an equity contribution of approximately $19.0 million, excluding certain transactional and closing costs. Sunrise contributed $8.1 million, in cash, for a 30.0% membership interest in the CNLSun II Venture.

The following are the communities held by the CNLSun II Venture, their location and number of units:

CNLSun II Communities	Location	Units
Sunrise of Bloomfield Hills	Bloomfield, Michigan	220
The Stratford at Flat Irons	Broomfield, Colorado	93
Sunrise of John’s Creek	John’s Creek, Georgia	95
Sunrise of McCandless	McCandless, Pennsylvania	85
Sunrise at Wood Ranch	Simi Valley, California	97
Sunrise of Cary	Cary, North Carolina	93

		683

CNLSun III Venture

On October 12, 2011, pursuant to agreements with Master MorSun Acquisition LLC (“the Sunrise III Seller”), an affiliate of an institutional investor, and Sunrise, the Company acquired seven senior housing communities (the “Sunrise III Communities”) through the formation by the Company and Sunrise of the CNLSun III Venture. The Company acquired its 67.9% of the membership interests in CNLSun III Venture for an equity contribution of approximately $36.0 million, including certain transactional and closing costs. Sunrise acquired 32.1% of its membership interests in the CNLSun III Venture by transferring its interest in the previous joint venture with Sunrise III Seller, valued at $16.7 million.

The following are the communities held by the CNLSun III Venture, their location and number of units:

CNLSun III Communities	Location	Units
Sunrise of Plano	Plano, Texas	156
Sunrise of Golden Valley	Golden Valley, Minnesota	76
Sunrise of Minnetonka	Minnetonka, Minnesota	61
Sunrise of Shelby Township	Shelby Township, Michigan	69
Sunrise of Palo Alto	Palo Alto, California	81
Sunrise of Lenexa	Lenexa, Kansas	82
Sunrise of Dresher	Dresher, Pennsylvania	76

		601

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro forma condensed consolidated balance sheet of the Company at March 31, 2013 illustrates the estimated effect of the disposition, described in Item 2.01 above, as if it had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 (the “Pro Forma Periods”), illustrate the estimated effect of the disposition, described in Item 2.01 above, as if it had occurred on the first day of each period presented.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-Q for the three months ended March 31, 2013 and on Form 10-K for the years ended December 31, 2012 with the Securities and Exchange Commission.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except per share data)

	March 31, 2013 Historical	Pro Forma Adjustments		March 31, 2013 Pro Forma
ASSETS

Real estate investment properties, net (including $204,730 related to consolidated variable interest entities)	$2,156,013	$—		$2,156,013
Investments in unconsolidated entities	274,877	(143,312	)(a)	131,565
Mortgages and other notes receivable, net	125,126	—		125,126
Deferred rent and lease incentives	108,259	—		108,259
Cash	105,014	195,446	(a)	300,460
Other assets	57,954	—		57,954
Restricted cash	49,753	—		49,753
Intangibles, net	33,572	—		33,572
Accounts and other receivables, net	18,298	—		18,298
Assets held for sale	10,525	—		10,525

Total Assets	$2,939,391	$52,134		$2,991,525

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgages and other notes payable (including $79,498 related to non-recourse debt of consolidated variable interest entities)	$672,727	$—		$672,727
Senior notes, net of discount	394,177	—		394,177
Line of credit	95,000	—		95,000
Accounts payable and accrued expense	43,430	—		43,430
Other liabilities	67,085	—		67,085
Due to affiliates	1,323	—		1,323

Total Liabilities	1,273,742	—		1,273,742

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value per share 200 million shares authorized and unissued	—	—		—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—	—		—
Common stock, $0.01 par value per share One billion shares authorized at March 31, 2013 339,184 shares issued and 317,942 shares outstanding	3,179	—		3,179
Capital in excess of par value	2,814,126	—		2,814,126
Accumulated deficit	(172,745)	52,134	(a)	(120,611)
Accumulated distributions	(971,583)	—		(971,583)
Accumulated other comprehensive loss	(7,328)	—		(7,328)

Total Stockholders Equity	1,665,649	52,134		1,717,783

Total Liabilities and Stockholders’ Equity	$2,939,391	$52,134		$2,991,525

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31, 2013 Historical	Pro Forma Adjustments		Three Months Ended March 31, 2013 Pro Forma

Revenues:
Rental income from operating leases	$47,465	$—		$47,465
Property operating revenues	55,552	—		55,552
Interest income on mortgages and other notes receivable	3,419	—		3,419

Total revenues	106,436	—		106,436

Expenses:
Property operating expenses	53,981	—		53,981
Asset management fees to advisor	9,213	(1,462	)(a)	7,751
General and administrative	4,316	—		4,316
Ground lease and permit fees	4,780	—		4,780
Acquisition fees and costs	367	—		367
Other operating expenses	1,682	—		1,682
Bad debt expense	108	—		108
Depreciation and amortization	36,126	—		36,126

Total expenses	110,573	(1,462)		109,111

Operating loss	(4,137)	1,462		(2,675)

Other income (expense):
Interest and other income	440	—		440
Interest expense and loan cost amortization	(18,332)	—		(18,332)
Equity in earnings (loss) of unconsolidated entities	(1,123)	5,095	(b)	3,972

Total other income (expense)	(19,015)	5,095		(13,920)

Income (loss) from continuing operations	$(23,152)	$6,557		$(16,595)

Loss per share of common stock (basic and diluted)
Continuing operations	$(0.07)			$(0.06)

Weighted average number of shares of common stock outstanding (basic and diluted)	316,382			316,382

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share data)

	Year Ended December 31, 2012 Historical	Pro Forma Adjustments		Year Ended December 31, 2012 Pro Forma

Revenues:
Rental income from operating leases	$165,889	$—		$165,889
Property operating revenues	302,393	—		302,393
Interest income on mortgages and other notes receivable	12,997	—		12,997

Total revenues	481,279	—		481,279

Expenses:
Property operating expenses	241,381	—		241,381
Asset management fees to advisor	35,725	(5,850	)(a)	29,875
General and administrative	18,718	—		18,718
Ground lease and permit fees	14,482	—		14,482
Acquisition fees and costs	4,450	—		4,450
Other operating expenses	11,660	—		11,660
Bad debt expense	5,510	—		5,510
Loan loss provision	1,699	—		1,699
Loss on lease terminations	25,177	—		25,177
Depreciation and amortization	135,272	—		135,272

Total expenses	494,074	(5,850)		488,224

Operating income (loss)	(12,795)	5,850		(6,945)

Other income (expense):
Interest and other income	1,200	—		1,200
Interest expense and loan cost amortization	(68,595)	—		(68,595)
Loss on extinguishment of debt	(4)	—		(4)
Equity in earnings (loss) of unconsolidated entities	5,521	(797	)(b)	4,724

Total other expense	(61,878)	(797)		(62,675)

Income (loss) from continuing operations	$(74,673)	$5,053		$(69,620)

Loss per share of common stock (basic and diluted)
Continuing operations	$(0.24)			$(0.22)

Weighted average number of shares of common stock outstanding (basic and diluted)	312,309			312,309

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet of CNL Lifestyle Properties, Inc. and its Subsidiaries (collectively, the “Company”) is presented as if the disposition, described in Note 2, had occurred as of the date presented. The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are presented for the three months ended March 31, 2013 and for the year ended December 31, 2012, (“the Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the disposition as described in Note 2 as if it had occurred as of the first day for each period presented. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented.

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position if the transactions reflected herein had occurred or been in effect during the Pro Forma Periods. In addition, this pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

In December 2012, in connection with existing purchase options held by Sunrise, the Company’s venture partner in the CNL Sunrise Joint Ventures, the Company entered into three agreements with HCN, as a result of a potential merger by HCN with Sunrise. Under the agreements, HCN and Sunrise agreed to purchase the Company’s interests in the aforementioned ventures, which own 42 properties in total, for an aggregate purchase price of approximately $195.9 million, subject to adjustment based on the closing date and actual cash flow distribution (the “Sunrise Joint Ventures Dispositions”). The Sunrise Joint Ventures Dispositions were conditioned upon the merger of HCN with Sunrise, which was completed in January 2013. On July 1, 2013, the Company completed the Sunrise Joint Ventures Dispositions.

3.	Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet represent adjustments to the Company’s historical results to illustrate as if the disposition of the CNL Sunrise Joint Ventures occurred as of March 31, 2013.

(a)	Represents the proceeds from the sale of the CNL Sunrise Joint Ventures and the related gain, as described in Note 2 above and the elimination of the carrying value of the investments of the CNL Sunrise Joint Ventures.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations represent adjustments to the Company’s historical results to eliminate the historical operating results of the CNL Sunrise Joint Ventures assuming the dispositions occurred on the first day of each of the Pro Forma Periods presented.

(a)	Represents the elimination of asset management fees, which is 0.08334% of the real estate asset value (as defined in the agreement), paid to the Company’s advisor which was included in the Company’s historical results of operations.

(b)	Represents the elimination of equity in earnings (loss) of unconsolidated entities recorded in the Company’s historical results of operations to reflect the impact of the Sunrise Joint Ventures Dispositions as aforementioned above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2013		CNL LIFESTYLE PROPERTIES, INC.

a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer